                                                                    EXHIBIT 10.3













              ----------------------------------------------------


                                      10.3

                               PLACEMENT AGREEMENT

                              DATED MARCH 23, 2000

                     BETWEEN COMMUNITY (AL) CAPITAL TRUST 1

                           COMMUNITY BANCSHARES, INC.

                                       AND

                            SALOMON SMITH BARNEY, INC


              ----------------------------------------------------

COMMUNITY (AL) CAPITAL TRUST I


$10,000,000
10 7/8% Fixed Rate Capital Trust Pass-Through Securities(R) (TruPS)(R)


Fully and Unconditionally Guaranteed as to Distributions and Other Payments by
Community Bancshares Inc.

PLACEMENT AGREEMENT

New York, New York
March 9, 2000


Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013



Ladies and Gentlemen:

          Community Bancshares Inc., a bank holding company incorporated in Delaware (the "Company") and Community (AL) Capital Trust I, a Delaware statutory business trust (the "Trust"), propose, subject to the terms and conditions stated herein, to issue and sell $10,000,000 of 10 7/8% Fixed Rate Capital Trust Pass-through Securities(R) of the Trust, having a stated liquidation amount of $1,000 per capital security (the "Capital Securities"). Salomon Smith Barney Inc. is acting as the exclusive agent of the Company and the Trust in connection with the offering of the Capital Securities.

          The Capital Securities will be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date specified in Section 3 hereof and executed and delivered by the Company and The Bank of New York, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities. The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $10,310,000 in principal amount of the Fixed Rate Junior Subordinated Deferrable Interest Debentures due 2030 of the Company (the "Subordinated Debt Securities"). The Capital Securities and the Common Securities for the Trust will be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration"), to be dated as of the Closing Date among the Company, as sponsor, the Administrator(s) named therein (the "Administrators"), The Bank of New York

(Delaware), a Delaware corporation (the "Delaware Trustee"), The Bank of New York (the "Institutional Trustee"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to an Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Indenture Trustee").

          The Capital Securities, the Common Securities and the Subordinated Debt Securities are collectively referred to herein as the "Securities." This Agreement, the Indenture, the Declaration, the Guarantee Agreement and the Securities are referred to collectively as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Declaration.

          The Securities have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act").

          1. Representations and Warranties. The Company and the Trust jointly and severally represent and warrant to, and agree with you as set forth below in this Section 1.

          (a) Neither the Company nor the Trust, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

          (b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

          (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (d) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged or will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S.

          (e) Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") without regard to Section 3(c) of the Investment Company Act.

          (f) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities.

          (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. 3801, et seq. (the "Business Trust Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative

Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on such Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

          (h) The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the relevant Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity ("Bankruptcy and Equity"). Each of the Administrators of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

          (i) Each of the Guarantee Agreement and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

          (j) The Capital Securities and the Common Securities have been duly authorized by the Declaration and, when issued and delivered against payment therefor on the Closing Date to you, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. The issuance of none of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

          (k) The Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

          (l) This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

          (m) The Trust is not in violation of the Declaration or any provision of the Business Trust Act. The execution, delivery and performance of the Operative Documents to which it is a party by the Company or Trust, and the consummation of the transactions contemplated herein or therein, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have an adverse effect on the consummation of the transactions contemplated herein or therein, nor will such action result in any violation of the Declaration or the Business Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body.

          (n) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a materially adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect").

          (o) Each of the Company's significant subsidiaries listed in Exhibit 1 (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification except where the failure of such Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

          (p) The Company and each of its Subsidiaries have all requisite power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved or if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; and the Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would have a Material Adverse Effect.

          (q) The audited consolidated financial statements (including the notes thereto) and schedules of the Company and its consolidated subsidiaries for December 31, 1998 (the "Financial Statements") and the interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries for December 31, 1999 (the "Interim Financial Statements") provided to you are the most recent available audited and unaudited consolidated financial statements of the Company and its consolidated subsidiaries, respectively, and fairly presents in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of Interim Financial Statements, to year-end adjustments. Such consolidated financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

          (r) The Company's report on FRY-9C dated December 31, 1999 (the "FRY-9C") provided to you is the most recent available such report and the information therein fairly presents in all material respects the financial position of the Company and its subsidiaries.

          (s) Since the respective dates of the Financial Statements, Interim Financial Statements and the FRY-9C, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and its subsidiaries, taken as a whole.

          (t) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect.

          (u) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), and the deposit accounts of the Company's subsidiary banks are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the termination of such insurance are pending or threatened.

          2. Sale of the Capital Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust jointly and severally hereby appoint you as placement agent (the "Placement Agent"), and you hereby accept such appointment, to act as the exclusive agent of the Company and the Trust, in connection with the offering of the Capital Securities contemplated hereby, for the purpose of soliciting offers and sales of the Capital Securities.

          The Placement Agent shall solicit offers to purchase Capital Securities in connection with the offering contemplated hereby. The Placement Agent shall use its best efforts, subject to the terms and conditions of this Agreement, to procure subscribers for the Capital Securities with an aggregate stated liquidation amount of $10,000,000 at a purchase price equal to 100% of the stated liquidation amount thereof. The Placement Agent shall not, in fulfilling its obligations hereunder, act as an underwriter for the Capital Securities and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Capital Securities.

          If the sale and delivery of the Capital Securities as provided herein is consummated, the Company will pay to the Placement Agent on the Closing Date a commission per Capital

Security equal to 3% of the stated liquidation amount thereof. Any payment pursuant to this Section 2 shall be made by wire transfer in immediately available funds to the U.S. account designated in writing by the party entitled to receive such payment.

          The dividend rate of the Capital Securities, as of the date hereof, is 10 7/8%. Under certain circumstances, the dividend rate of the Capital Securities may be reduced pursuant to a written agreement between you and the Company made prior to the Closing Date.

          3. Delivery and Payment. Delivery of and payment for the Capital Securities shall be made at 10:00 AM, New York City time, on March 23, 2000, or such later date as you shall designate, which date and time may be postponed by agreement between you, on the one hand, and the Company and the Trust, on the other hand (such date and time of delivery and payment for the Capital Securities being herein called the "Closing Date").

          Delivery of the Capital Securities shall be made at such location, and in such names and denominations, as you shall designate at least one business day in advance of the Closing Date. The Company and the Trust agree to have the Capital Securities available for inspection and checking by you in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date. The closing for the purchase and sale of the Capital Securities shall occur at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, NY 10006, or such other place as the parties hereto shall agree.

          4. Representations. You represent to the Company and the Trust that:

          (a) You are aware that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to U.S persons except in accordance with Rule 903 of Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. You will not offer, sell or arrange for the offer or sale of any Securities to purchasers ("Purchasers") except in privately negotiated transactions that will not require registration of the Securities under the Securities Act. Terms used in the first sentence of this subsection
(a) have the meanings given to them by Regulation S under the Securities Act.

          (b) You have not offered or sold or and will not arrange for the offer or sale of the Capital Securities except (i) in an offshore transaction complying with Rule 903 of Regulation S under the Securities Act, (ii) to those you reasonably believe are qualified institutional buyers (as defined in Rule 144A under the Securities Act) and that in connection with each such sale, you have taken or will take reasonable steps to ensure that the purchaser of any Capital Securities is aware that such sale is being made in reliance on Rule 144A or (iii) to "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) who provide to you and to the Company a letter in the form set out in the Declaration.

          (c) You represent and agree that you and each of your Affiliates has not entered, and will not enter into any contractual arrangement with respect to the distribution of the Securities except with the prior written consent of the Company

          (d) Neither you, nor any of your Affiliates, nor any person acting on your or their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities.

          (e) Neither you nor any or your Affiliates, nor any person acting on your or their behalf, has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act with respect to the Securities.

          5. Agreements. The Company and the Trust agree with the Placement Agent that:

          (a) The Company and the Trust will arrange for the qualification of the Capital Securities for sale under the laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the sale of the Capital Securities. The Company or the Trust, as the case may be, will promptly advise you of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (b) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates to, resell any Capital Securities that have been acquired by any of them.

          (c) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

          (d) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the any of the Securities.

          (e) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf to engage in any directed selling efforts within the meaning of Regulation S under the Securities Act with respect to the Securities.

          (f) So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Company and the Trust will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Company and the Trust pursuant to this Section 5(f) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) Neither the Company nor the Trust will, until 180 days following the Closing Date, without your prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Capital Securities or other securities of the Trust other than as contemplated by this Agreement, (ii) any securities that are substantially similar to the Securities or (iii) any other securities convertible into, or exercisable or exchangeable for, any of (i) or (ii), or enter into an agreement, or announce an intention, to do any of the foregoing.

          (h) The Company agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Capital Securities and any taxes payable in that connection; (ii) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 5(a); and (iii) the fees and expenses of the Institutional Trustee (as defined in the Declaration), the Guarantee Trustee and the Indenture Trustee.

          6. Conditions to Your Obligations. Your obligations to use your best efforts to procure subscription and payment for the Capital Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the date and time that this Agreement is executed (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any Capital Securities pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

          (a) The Company shall have furnished to you the opinion of Bishop K. Walker, Jr., General Counsel to the Company, dated the Closing Date, addressed to you to, in substantially the form set out in Annex A hereto.

          (b) The Company shall have furnished to you the opinion of Bishop K. Walker, Jr., special tax counsel to the Company, dated the Closing Date, containing such assumptions, qualifications and limitations as shall be reasonably acceptable to you and your counsel to the effect that for U.S. federal income tax purposes, the Subordinated Debt Securities will constitute indebtedness of the Company.

          (c) You shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Company and the Trust, dated the Closing Date, addressed to you, in substantially the form set out in Annex B hereto.

          (d) You shall have received the opinion of White & Case, LLP, counsel for the Guarantee Trustee, the Institutional Trustee and the Indenture Trustee, dated the Closing Date addressed to you, in substantially the form set out in Annex C hereto.

          (e) You shall have received the opinion of Richards, Layton & Finger, counsel for the Delaware Trustee, dated the Closing Date, addressed to you, in substantially the form set out in Annex D hereto.

          (f) The Company shall have furnished to you a certificate of the Company, signed by a Vice President and by a Treasurer or Chief Financial Officer of the Company, dated the Closing

Date, to the effect that:

                    (i) the representations and warranties of the Company and the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Trust have complied with all the agreements and satisfied all the conditions on either of their part to be performed or satisfied at or prior to the Closing Date; and

                    (ii) since the date of the most recent financial statements provided to you, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business.

          (g) Subsequent to the Execution Time there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, is, in your judgment, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Capital Securities.

          (h) Prior to the Closing Date, the Company and the Trust shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (i) At the Closing Date, each of the Operative Documents shall have been duly authorized, executed and delivered by each party thereto, and copies thereof shall have been delivered to you.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you, this Agreement and all your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or telegraph confirmed in writing.

          7. Reimbursement of Your Expenses. If the sale of the Capital Securities provided for herein is not consummated because any condition to set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof, the Company will reimburse you upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by you in connection with the proposed offering of the Capital Securities.

          8. Indemnification. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless you and your directors, officers, employees and agents and each person who controls you within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any information (whether oral or written) or documents furnished or made available to you in connection with the transactions contemplated herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

          (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under
Section 8(a) hereunder.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a), above unless and to the extent that the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          9. Termination. This Agreement shall be subject to termination in the absolute discretion of you, by notice given to the Company and the Trust prior to delivery of and payment for the Capital Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or Delaware authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in your judgment, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities.

          10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company or the Trust or any of the officers, directors or trustees, administrators, controlling persons, and will survive delivery of and payment for the Capital Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telegraphed and confirmed to at 388 Greenwich Street , New York, New York 10013, attention of the Legal Department; if sent to the Company or the Trust, will be mailed, delivered or telegraphed and confirmed to it at 68149 Main Street, Blountsville, Alabama 35031, Attention: Kennon R. Patterson, Sr., Chairman and Chief Executive Officer, and copy to: William H. Caughran, Assistant Secretary.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons, and no other person will have any right or obligation hereunder.

          13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and you.

                                     Very truly yours,

                                     Community Bancshares, Inc.

                                     By:  /s/ Kennon R. Patterson, Sr.
                                         --------------------------------------
                                         Name: Kennon R. Patterson, Sr.
                                         Title:  Chairman, President and Chief
                                                 Executive Officer

                                     Community (AL) Capital Trust I

                                     By:
                                         ----------------------------

                                     By:  /s/ Denny Kelly
                                         ----------------------------
                                         Name: Denny Kelly
                                         Title: Administrator

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.

By:   /s/ Paul R. Bitler
   ----------------------
    Name: Paul R. Bitler
    Title: Vice President

SCHEDULE 1



List of Significant Subsidiaries



         Community Bank

ANNEX A



          Pursuant to Section 6(a) of the Placement Agreement, the General Counsel of the Company shall deliver an opinion to the effect that:

                    (i) each of the Company and the Subsidiaries (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, (B) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified would not, singularly or in the aggregate, have a Material Adverse Effect, and (C) holds all material approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business, except where the failure to hold such approvals, authorizations, orders, licenses, certificates and/or permits would not, singularly or in the aggregate, have a Material Adverse Effect;

                    (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Operative Documents, in connection with the solicitation of the purchase and sale of the Capital Securities by you or the purchase of the Subordinated Debt Securities by the Trust except such approvals (specified in such opinion) as have been obtained;

                    (iii) neither the issue and sale of the Capital Securities or the Subordinated Debt Securities, the execution and delivery of the Operative Documents by the Company or the Trust and the consummation of any other of the transactions therein contemplated in any Operative Document nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or any of its Subsidiaries, the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or bound or any judgment, order, decree, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries, or any provision of applicable law, known to such counsel to be applicable to the Company or any of its Subsidiaries, except for such conflicts, breaches, violations or defaults which are not, in the aggregate, material to the Company and its subsidiaries taken as a whole and which do not adversely affect the consummation of the transactions contemplated in this Agreement and the Operative Documents;

                    (iv) the Company is duly registered as a bank holding company under the Bank Holding Company Act and the regulations thereunder of the Federal Reserve, and the deposit accounts of the Company's banking subsidiaries are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the termination of such insurance are pending or threatened;

                    (v) each of the Indenture and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and (in the case of the Indenture and the Guarantee, respectively, assuming it is duly authorized, executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively) constitutes a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to Bankruptcy and Equity; the Subordinated Debt Securities have been duly and validly authorized and delivered to the Indenture Trustee for authentication in accordance with the Indenture, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the relevant Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, subject to Bankruptcy and Equity;

                    (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                    (vii) the Declaration has been duly authorized, executed and delivered by the Company and the Trust;

                    (viii) this Agreement has been duly executed and delivered by the Trust;

                    (ix) neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act; and

                    (x) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of any of the Securities under the Securities Act is required for the offer and sale to you of the Capital Securities in the manner contemplated by this Agreement, and the Indenture, the Declaration and the Guarantee are not required to be qualified under the Trust Indenture Act of 1939.

                  In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of Delaware and New York, the corporate laws of the State of Delaware and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than New York and Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to you and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

ANNEX B



          Pursuant to Section 6(c) of the Placement Agreement, Richards, Layton & Finger shall deliver an opinion in the following form.

          (i) The Trust is a duly formed and validly existing statutory business trust in good standing under the Business Trust Act of the State of Delaware with the business trust power and authority to enter into and perform its obligations under this Agreement, the Securities and the Declaration and to own property and conduct its business as described in the Declaration.

          (ii) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary business trust action on the part of the Trust.

          (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance and transfer, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (b) general principles of equity (regardless of whether considered or applied in a proceeding in equity or at law), (c) considerations of public policy or the effect of applicable law relating to fiduciary duties, and (d) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality or reasonableness that may be applied by a court to the exercise of rights or remedies.

          (iv) The Common Securities have been duly authorized for issuance by the Trust and upon issuance and delivery by the Trust to the Company against payment therefor as described in the Declaration, will be duly and validly issued and will represent duly issued beneficial interests in the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights under the Declaration or the Business Trust Act; provided, that such counsel may note that the holders of Common Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

          (v) The Capital Securities have been duly authorized for issuance by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Trust; the issuance of the Capital Securities is not subject to preemptive or other similar rights under the Declaration or the Business Trust Act; and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel need express no opinion as to any holder of a Capital Security that is, was or becomes a named Trustee of the Trust. Such counsel may note that the holders of the Capital Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

          (vi) The issuance and sale by the Trust of the Securities, the execution, delivery and performance by the Trust of the Agreement, the consummation by the Trust of the transactions contemplated therein and the compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Declaration or (b) any Delaware law or Delaware administrative regulation applicable to the Trust.

          (vii) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Capital Securities, the consummation by the Trust of the transactions contemplated herein or the compliance by the Trust with its obligations hereunder, except such as have been obtained and such as may be required by the securities laws of the State of Delaware (as to which such counsel need express no opinion).

          (viii) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes and that the holders of the Capital Securities are viewed for federal income tax purposes as owners of either all of, or their liquidation and accrued but unpaid share of, the Subordinated Debt Securities held by the Trust, the holders of Capital Securities (other than those holders of Capital Securities, or persons who are partners or S corporation shareholders for federal income tax purposes in such holders of Capital Securities, who reside or are domiciled in the State of Delaware or who are otherwise subject to income taxation in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph (viii), such counsel need express no opinion concerning the securities laws of the State of Delaware).

ANNEX C



          Pursuant to Section 6(d) of the Placement Agreement, White & Case LLP shall deliver an opinion to the effect that:

                    (i) The Bank of New York, is a national banking association with trust powers duly organized and validly existing in good standing under the laws of the United States of America with all necessary corporate power and authority to execute, deliver and carry out and perform its obligations under the terms of the Guarantee Agreement, the Declaration and the Indenture;

                    (ii) the execution, delivery and performance by The Bank of New York of the Guarantee Agreement, the Declaration and the Indenture have been duly authorized by all necessary corporate action on the part of The Bank of New York and each of the Guarantee Agreement, the Declaration and the Indenture has been duly executed and delivered by The Bank of New York, and constitutes the legal, valid and binding obligation of The Bank of New York, enforceable against it in accordance with its terms (subject to Bankruptcy and Equity);

                    (iii) the execution, delivery and performance of the Guarantee Agreement, the Declaration and the Indenture by The Bank of New York do not conflict with or constitute a breach of the charter or by-laws of The Bank of New York; and

                    (iv) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the United States of America governing the banking or trust powers of The Bank of New York is required for the execution, delivery or performance by it of the Guarantee Agreement, the Declaration and the Indenture.

ANNEX D



          Pursuant to Section 6(e) of the Placement Agreement, Richards, Layton & Finger shall deliver an opinion to the following form.


                                       1